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                                                                   Exhibit 10.63

                                                             Type 2 -A- Non Plan
                                                             -------------------
                                                                     New Officer
                                                                     -----------
                                                                 Kaung - Grant 2
                                                                 ---------------


                            COLE NATIONAL CORPORATION

                       Nonqualified Stock Option Agreement


                  This Nonqualified Stock Option Agreement (this "Agreement") is entered into between the individual optionee named on the signature page hereof (the "Optionee") and Cole National Corporation, a Delaware corporation (the "Company"), as of the Grant Date. Certain capitalized terms used herein are defined in Paragraph 8.
                  WHEREAS, Optionee has made the grant of options hereunder a condition of his acceptance of the Company's offer of employment as Executive Vice President and Chief Financial Officer of the Company;
                  WHEREAS, the Compensation Committee of the Board of Directors of the Company has authorized a grant of stock options on the terms hereof to the Optionee in order to induce him to accept such employment; and
                  NOW, THEREFORE, the Company hereby grants to the Optionee options (the "Options") pursuant to the Company's 1999 Broad Based Employee Stock Option Plan (the "Plan") to purchase the number of shares of common stock ("Common Stock"), par value $.001 per share, of the Company's Common Stock shown as the Original Award on the signature page hereof; and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the purchase price in full, all subject, however, to the terms and conditions of the Plan and as hereinafter set forth.

                  1. EXERCISE. (a) Except as otherwise provided herein, the Options (until terminated as hereinafter provided) will become vested and exercisable as follows:

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    1/2 of the Original Award       The first anniversary of the Grant Date; and
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    1/2 of the Original Award       The second anniversary of the Grant Date.
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To the extent exercisable, the Options may be exercised in whole or in part from time to time.

                           (b) If prior to the second anniversary of the date of
this Agreement, a Change in Control occurs, all the Options, in addition to any vesting pursuant to the provisions of Paragraph 1(a) above, will become exercisable in full as to any then Unvested Shares.

                           (c) If, prior to the second anniversary of the Grant
Date, a Termination Event occurs or Optionee terminates his employment for Good Reason, the Options will, in addition to any prior vesting pursuant to Paragraph 1(a) above, immediately become exercisable with respect to those Unvested Shares that would have vested on the next succeeding anniversary of the Grant Date (if the Termination Event occurs on an anniversary of the Grant Date, no additional Options will become vested and exercisable besides those that became vested and exercisable as of that anniversary). Thereupon, all remaining unvested Options will be forfeited and cancelled.

                           (d) If the Optionee dies or becomes permanently
disabled while in the employ of the Company or any Subsidiary, the Options will, in addition to any vesting pursuant to Paragraph 1(a) above, immediately become exercisable with respect to those Unvested Shares that would have vested on or before the end of twelve months from the date of death. Thereupon, all remaining Unvested Options will be forfeited and cancelled.

                           (e) If Optionee's employment is terminated for Cause,
all unvested Options will be forfeited and cancelled.

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                           (f) Any exercise of the Options must be made in
writing by the Optionee delivered to the Secretary of the Company. To the extent exercisable, the Options may be exercised in whole or in part from time to time.

                           2. EXERCISE PRICE AND PAYMENT; RELOAD OPTIONS. (a)
The Options will be exercisable for Vested Shares (whether such vesting occurs pursuant to Paragraph 1(a), 1(b), 1(c) or 1(d)) at the Exercise Price shown on the signature page hereof.

                           (b) The Exercise Price for any shares may be paid in
cash or by check.

                           3. TERMINATION. The Options will terminate and all
Unvested and Vested Options then outstanding will be forfeited on the earliest of the following dates:

                           (a) On the date on which the Optionee voluntarily
resigns (other than for Good Reason or after a Change of Control) if prior to the Retirement Date without the consent of the Chairman of the Board (unless otherwise provided in an agreement relating to employment) or ceases to be an employee of the Company or a Subsidiary by reason of termination of employment for Cause;

                           (b) Subject to possible extension pursuant to
Paragraph 3(c) below and subject to the provisions of Paragraph 3(d) below, five years after either (i) the date on which the Optionee ceases to be an employee of the Company or a Subsidiary if Optionee remains employed until the Retirement Date or earlier resigns with the consent of the Chairman of the Board or (ii) the date of permanent disability of the Optionee if the Optionee becomes permanently disabled while an employee of the Company or a Subsidiary;

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                           (c) One year after the date of the death of the
Optionee if the Optionee dies while an employee of the Company or a Subsidiary or one year after the date of death of the Optionee if the Optionee dies during the fifth year of the five year period referred to in Paragraph 3(b) above;

                           (d) One year after the date of a Termination Event or
Optionee terminates his employment with Good Reason or after a Change in Control, both prior to the Retirement Date;

                           (e) Immediately (x) upon the Optionee accepting
employment with a Competitor without the prior written approval of the Company's Chief Executive Officer or (y) upon a material breach by the Optionee of any applicable agreement with the Company or a Subsidiary relating to non-competition, non-solicitation or maintaining of Company confidences; or

                           (f) Ten years from the Grant Date.

                  4. TRANSFERABILITY. Unless otherwise approved by the Compensation Committee following a request from the Optionee or the Optionee's guardian or legal representative, the Options are not transferable by the Optionee otherwise than by will or the laws of descent and distribution. If another type of transfer is approved by the Compensation Committee, a transfer will only be effective when the transferee of the Options enters into an agreement with the Company (in form and substance acceptable to the Company) agreeing to be bound by the provisions of this Agreement as if such transferee were the Optionee. If exercised during the lifetime of the Optionee, the Options are exercisable only by the Optionee or by the

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Optionee's guardian or legal representative, or by an transferee authorized as provided in this Paragraph.

                  5. SECURITIES LAWS. The Options are not exercisable if such exercise would involve a violation of any applicable federal, state or other securities law, and the Company hereby agrees to make reasonable efforts to comply with such securities laws. The Options are not exercisable unless under said laws at the time of exercise the shares of Common Stock or other securities purchasable hereunder are exempt, are the subject matter of an exempt transaction, or are registered in accordance with such laws.

                  6. ADJUSTMENTS. (a)The Board of Directors or the Compensation Committee shall make such adjustment in the option price and in the number or kind of shares of Common Stock or other securities covered by the Options as such Board or Committee may in good faith determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from (i) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
(ii) any merger, consolidation, spin-off, split-off, spin-out, split up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights to purchase securities, or (iii) any distribution to the holders of the Common Stock of rights or warrant to purchase equity interests of the Company, or (iv) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board of Directors or the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Options such alternative consideration as it, in good faith, may

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determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

                           (b) In the event that any provision of this Agreement
would result in a calculation of a number of shares in amounts other than a whole number, the number of shares so calculated will be reduced or increased to the nearest whole number (rounding 0.50 up), with the effect of any such rounding deemed to attach to the last group of shares to be so calculated (with calculations to be conducted in alphabetical or numerical order, as applicable).

                  7. WITHHOLDING. If the Company is required to withhold any federal, state, local or foreign tax in connection with the exercise of the Options, it will be a condition to such exercise that the Optionee make provision satisfactory to the Company for payment of all such taxes.

                  8. DEFINITIONS. The following capitalized terms have meanings as set forth below.

                  "Cause" means Optionee's gross neglect of duty, material dishonesty in the performance of Optionee's duties or his failure to discharge his duties due to alcohol or drug addiction.

                  "Change in Control" means if at any time any of the following events shall have occurred:

                           (a) the Company merges into itself, or is merged or
consolidated with, another corporation and as a result of such merger or consolidation less than 51% of the voting power of the then-outstanding voting securities of the surviving or resulting corporation

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immediately after such transaction are directly or indirectly beneficially owned in the aggregate by the former stockholders of the Company immediately prior to such transaction;

                           (b) all or substantially all the assets accounted for
on the consolidated balance sheet of the Company are sold or transferred to one or more corporations or persons, and as a result of such sale or transfer less than 51% of the voting power of the then-outstanding voting securities of such corporation or person immediately after such sale or transfer is directly or indirectly beneficially held in the aggregate by the former stockholders of the Company immediately prior to such transaction or series of transactions;

                           (c) A person, within the meaning of Section 3(a)(9)
or 13(d)(3) (as in effect on the date hereof) of the Securities Exchange Act of 1934, becomes the beneficial owner (as defined in Rule 13d-3 of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934) of (i) 15% or more but less than 35% of the voting power of the then- outstanding voting securities of the Company without the prior approval by the Board, or
(ii) 35% or more of the voting power of the then-outstanding voting securities of the Company; PROVIDED, HOWEVER, that the foregoing does not apply to any such acquisition that is made by (w) any subsidiary of the Company; (x) any employee benefit plan of the Company or of any Subsidiary or (y) any person or group of which employees of the Company or of any Subsidiary control a greater than 25% interest unless the Board of Directors of the Company determines that such person or group is making a "hostile acquisition;"

                           (d) A majority of the members of the Board of
Directors of the Company or of any Subsidiary are not Continuing Directors, where a "Continuing Director" is any member of the Board of Directors of the Company or, with respect to a Subsidiary, of such

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Subsidiary who (x) was a member of the Board of Directors of the Company or, with respect to a Subsidiary, of such Subsidiary on the date hereof or (y) was nominated for election or elected to such Board of Directors with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  "Competitor" means any Person that competes with any then-existing business of the Company or any Subsidiary.

                  "Exercise Price" means the exercise price per share indicated as the Exercise Price per share on the signature page hereof.

                  "Full-time Employee" means a person having the status of a full-time employee of the Company or a Subsidiary working at least 20 hours a week, including a person who is on a short-term disability, parental or other leave under an applicable benefit plan or other approved leave.

                  "Good Reason" means (i) Jeffrey A. Cole is terminated by the Company other than for cause or (ii) Jeffrey A. Cole voluntarily terminates his employment other than for disability or death as Chairman of the Board of the Company.

                  "Grant Date" means the date indicated on the signature page hereof as the Grant Date.

                  "Original Award" means the number of shares of Common Stock indicated as the Original Award on the signature page hereof.

                  "Person" means any corporation, partnership, limited liability company, association, firm, other entity or individual(s).

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                  "Retirement Date" means February 1, 2003 or such other date as the Company and Optionee shall agree.

                  "Stock Price" means the closing price of the Common Stock on the principal exchange on which the Common Stock is traded.

                  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (or a group of corporations that themselves are Subsidiaries) other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this Agreement, the continuous employment of the Optionee with the Company or a Subsidiary will not be deemed interrupted, and the Optionee will not be deemed to have ceased to be an employee of the Company or any Subsidiary, by reason of the transfer of his employment among the Company and its Subsidiaries.

                  "Termination Event" means the Optionee's ceasing to be an employee of the Company or its Subsidiaries by reason of termination by the employer of the Optionee's employment without Cause.

                  "Trading Days" means days on which the principal exchange on which the Common Stock is traded is open for trading, regardless whether actual trading in the Common Stock occurs.

                  "Unvested Shares" means, as of any given time, those shares of Common Stock relating to the Options that are not, at the time in question, otherwise permitted, under the terms of this Agreement, to be acquired pursuant to the exercise of the Options.

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                  "Vested Shares" means, as of any given time, those shares of
Common Stock relating to the Options that are, at the time in question, otherwise permitted, under the terms of this Agreement, to be acquired pursuant to the exercise of the Options.

                  9. ACKNOWLEDGMENT. The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the Options granted hereunder.

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                                             Nonqualified Stock Option Agreement
                                             -----------------------------------



                           EXECUTED at Cleveland, Ohio as of the date first set
forth above.


                                        COLE NATIONAL CORPORATION



                                        By: /s/ Leslie D. Dunn
                                           -----------------------------------
                                              Title:


                                            /s/ Thomas T. S. Kaung
                                        --------------------------------------
                                        OPTIONEE - Thomas T. S. Kaung



         Name of Optionee:                  Thomas T. S. Kaung

         Name of Employer:                  Cole National Corporation

         Position:                          Executive Vice President and Chief
                                            Financial Officer

         Number of Shares
         in the Original Award:             50,000

         Grant Date:                        March 23, 2000

         Exercise Price per Share:          $6.500